ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-EE0002407	002	06/23/2010	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance
UQM TECHNOLOGIES, INC. Attn: RONALD BURTON 7501 MILLER DRIVE PO BOX 439 FREDERICK CO 805045573	U.S. DOE/NETL Morgantown Campus 3610 Collins Ferry Road PO Box 880 Morgantown WV 26507-0880	01/13/2010 through 01/12/2013

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.
[X] Grant [ ] Cooperative Agreement [ ] Other	31 USC 6304 - See also Page 2 10 USC 2358	10EE005119

11. Remittance Address	12. Total Amount	13. Funds Obligated
UQM TECHNOLOGIES, INC. Attn: RONALD BURTON 7501 MILLER DRIVE PO BOX 439 FREDERICK CO 805045573	Govt. Share: $45,145,534.00 Cost Share : $45,145,534.00 Total : $90,291,068.00	This action: $0.00 Total : $45,145,534.00

14. Principal Investigator	15. Program Manager	16. Administrator
Luke Bokas / (303) 215-3483	RONDLE E. HARP Phone: 304-285-5436	U.S. DOE/NETL Morgantown Campus 3610 Collins Ferry Road PO Box 880 Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To
OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4787 Oak Ridge TN 37831	OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4787 Oak Ridge TN 37831	See Attachment 3 Reporting Requirements Checklist

20. Accounting and Appropriation Data

See Schedule

21. Research Title and/or Description of Project

RECOVERY ACT - HIGH OUTPUT PROPULSION MANUFACTURING

For the Recipient		For the United States of America	
22. Signature of Person Authorized to Sign /s/ DONALD A. FRENCH		25. Signature of Grants/Agreements Officer Signature on File	
23. Name and Title Donald A. French	24. Date Signed 06/23/2010	26. Name of Officer Kelly A. McDonald	27. Date Signed 06/23/2010

NAME OF OFFEROR OR CONTRACTOR
UQM TECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	DUNS Number: 045406626 DOE Award Administrator: Jodi Collins / jodi.collins@netl.doe.gov / (304) 285-1390 Recipient Business Point of Contact: Donald French / dfrench@uqm.com / 303-278-2002 Block 9. Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act 2005 Budget and Project Period: 01/13/2010 - 01/12/2013 ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: YES PI: Luke Bokas				

The purpose of this amendment is to amend the CONDITIONS ON AWARD article. Accordingly, the following change is hereby made to the subject award:

1. The text under **CONDITIONS ON AWARD,** Paragraph c. Total Estimated Cost of Project, is deleted in its entirety and replaced with the following text:

   "The estimated cost of the award is based on the Recipient's application dated May 19, 2009. The estimated cost is subject to definitization within **two-hundred twenty-five (225)** days of the award date. DOE and Recipient agree that the estimate may be adjusted based on the results of the accounting system review and other matters affecting the estimate that are identified during the definitization period. If the parties cannot mutually agree to a final estimated project cost, either party may declare the award terminated by mutual agreement of the parties upon written notice to the other party."

2. Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 002